                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Registration Statement on Form S-1 filed with the Securities and Exchange Commission of our report dated August 12, 1997 with respect to the financial statements of All-Tech Investment Group, Inc. included herein and to the reference to us under the caption "Experts" in the Prospectus.



WOLINETZ, GOTTLIEB & LAFAZAN, P.C.





Rockville Centre, New York
May 22, 1998